UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 17, 2008
MBF Healthcare Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33396	22-3934207

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Alhambra Plaza, Suite 1100, Coral Gables, Florida	33432

(Address of Principal Executive Offices)	(Zip Code)
(305) 461-1162

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On Monday, March 17, 2008, MBF Healthcare Acquisition Corp. (“MBH”) furnished a Current Report on Form 8-K to announce its participation in the Lehman Brothers 11th Annual Global Healthcare Conference. In addition, with the report, MBH furnished, as Exhibit 99.1 to the report, slides to be presented during the investor presentation. Subsequent to furnishing the report, MBH revised three of the slides, which are included with this amended Current Report on Form 8-K/A as Exhibit 99.1 and replace the identically numbered slides from the prior exhibit. The slides included with this report as Exhibit 99.1 are furnished pursuant to this Item 8.01 and shall not be deemed filed in this or any other filing of MBH under the Securities Exchange Act of 1934, as amended, unless expressly incorporated by specific reference in any such filing.
Additional Information and Where to Find It.
     On February 14, 2008, MBH filed a preliminary proxy statement concerning the previously announced proposed transaction between MBH and Critical Homecare Solutions Holdings, Inc. (“CHS”), which will be subject to review by the Securities and Exchange Commission. MBH stockholders and other interested persons are urged to read the definitive proxy statement and other relevant materials when they become available as they will contain important information about MBH, CHS and the proposed transaction. Such persons can also read MBH’s final prospectus dated April 17, 2007, for a description of the security holdings of the MBH officers and directors and their respective interests in the successful consummation of the proposed transaction. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed transaction.
Participants in Solicitation.
     MBH and its directors and executive officers and CHS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of MBH stock in respect of the proposed transaction. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement relating to the proposed transaction and MBH’s Annual Report on Form 10-K for its fiscal year ended December 31, 2007 when they become available.
Item 9.01. Financial Statements and Exhibits.
d) Exhibits

Exhibit No.	Description

99.1	Revised investor presentation slides.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2008	MBF HEALTHCARE ACQUISITION CORP.
/s/ Miguel B. Fernandez
Miguel B. Fernandez
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Revised investor presentation slides.

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